      INSTRUCTIONS FOR COMPLETING SUBSCRIPTION DOCUMENTS--CURRENT MEMBERS

1.  SUBSCRIPTION DOCUMENT A (POOL 1) INSTRUCTIONS:


    (i) PURCHASING ALL ELIGIBLE SHARES: At the top of Subscription Document A, the right column contains information regarding the number of shares of preferred stock you are entitled to purchase in Pool 1, the total purchase price for those shares and information regarding the payment required upon execution of the subscription agreement and the capital contribution payments required in the future to complete payment for shares. PLEASE INDICATE THAT YOU DESIRE TO PURCHASE THE NUMBER OF SHARES INDICATED ON LINE A BY INSERTING THAT NUMBER INTO THE BLANK LINE FOUND IN THE FIRST LINE OF THE SECOND PARAGRAPH OF THE TEXT OF THE SUBSCRIPTION DOCUMENT A.You should then sign and date the subscription agreement by following the instructions found on Subscription Document A, including preparing a check to the Company in the appropriate amount. You are eligible but not required to participate in Pool 2. If you desire to do so, please go directly to Section 2. below, SUBSCRIPTION DOCUMENT B (POOL 2) INSTRUCTIONS.


    (ii) PURCHASING LESS THAN ALL ELIGIBLE SHARES: If you wish to purchase less than all of the shares of Preferred Stock that you are entitled to purchase in Pool 1, you will need to indicate the number of preferred shares you desire to purchase by inserting that number into BOTH the line in the left section of Subscription Document A which bears an * and the blank line found in the first line of the second paragraph of the text of the Subscription Agreement. To complete your subscription agreement, you will then need to (a) calculate the amount of the payment due American Crystal Sugar Company for the number of shares you desire to purchase, (b) prepare a check to the Company in the appropriate amount, and (c) sign and date the Subscription Agreement by following the instructions on Subscription Document A. Also, see attached "CALCULATION SHEET" to determine the required payment due now. You are not eligible to participate in Pool 2 or Pool 3.

2.  SUBSCRIPTION DOCUMENT B (POOL 2) INSTRUCTIONS


    (i) REQUESTING ALL ELIGIBLE SHARES: At the top of Subscription Document B, the right column contains information regarding the maximum number of shares of preferred stock you are entitled to request in Pool 2, the total purchase price for those shares, information regarding the payment which will be required if you become eligible to purchase that number of shares in Pool 2 and the capital contribution payments required in the future to complete payment for the shares. IF YOU DESIRE TO PURCHASE ALL OF THE SHARES OF PREFERRED STOCK THAT YOU ARE ENTITLED TO REQUEST IN POOL 2, PLEASE INDICATE THAT YOU DESIRE TO PURCHASE THE NUMBER OF SHARES INDICATED IN THE TOP SECTION OF SUBSCRIPTION DOCUMENT B BY INSERTING THAT NUMBER INTO THE BLANK LINE FOUND IN THE FOURTH LINE OF THE FIRST PARAGRAPH OF THE TEXT OF THE INDICATION OF INTEREST. You should then sign and date the Indication of Interest by following the instructions on Subscription Document B, including preparing a check to the Company in the appropriate amount. You are eligible but not required to participate in Pool 3. If you desire to do so, please go directly to
        Section 3. below, SUBSCRIPTION DOCUMENT C (POOL 3) INSTRUCTIONS.



    (ii) REQUESTING LESS THAN ALL ELIGIBLE SHARES: If you wish to purchase less than all of the shares of Preferred Stock that you are entitled to request in Pool 2, you will need to indicate the number of preferred shares you desire to purchase by inserting that number into BOTH the line in the top right section of Subscription Document B which bears an
         * and the blank line found in the fourth line of the first paragraph of the text of the Indication of Interest. You should then sign and date the Indication of Interest by following the instructions on Subscription Document B. However, in order to be assured that you understand the payments to be due in the event you acquire the right to purchase your desired number of shares of Preferred Stock in Pool 2, please use the CALCULATION SHEET to determine the payment due upon acceptance of a subscription agreement for the specified number of shares in Pool 2. You are not eligible to participate in Pool 3.

3.  SUBSCRIPTION DOCUMENT C (POOL 3) INSTRUCTIONS


IF YOU DESIRE TO PARTICIPATE IN POOL 3, PLEASE INSERT THE NUMBER OF SHARES OF PREFERRED STOCK, UP TO A MAXIMUM OF FIFTY (50) SHARES, THAT YOU WISH TO PURCHASE IN POOL 3, IN THE SPACE PROVIDED IN THE FIRST FULL PARAGRAPH OF SUBSCRIPTION DOCUMENT C. You should then sign and date the Indication of Interest for Pool 3 by following the instructions on Subscription Document C.


                               CALCULATION SHEET
                                     POOL 1


                      INSTRUCTIONS                                                EXAMPLE
To calculate the amount due with respect to the number    This example is for a member entitled to purchase
of shares of Preferred Stock you desire to acquire in     Twenty-Five (25) shares in Pool 1, but who only desires
Pool 1, fill in the following lines on this instruction   to purchase Twenty (20) shares.
sheet. (An example of this calculation is shown in the
right column.)

(1) Number of shares of Preferred Stock that the member   (1) Number of shares of Preferred Stock that the member
    intends to purchase in Pool 1 (Insert number of           intends to purchase in Pool 1 (Insert number of
    shares from Subscription Document A, Line *)              shares from Subscription Document A, Line *)
    _________                                                 EXAMPLE: 20

(2) Number of shares representing 42% of shares which     (2) Number of shares representing 42% of shares which
    shareholder is entitled to purchase in Pool 1             shareholder is entitled to purchase in Pool 1
    (Insert 42% of the number of shares printed on Line       (Insert 42% of the number of shares printed on Line
    A of Subscription Document A, rounded up to the next      A of Subscription Document A, rounded up to the next
    whole share.) ________                                    whole share (25 x .42 = 11.)) EXAMPLE: 11

(3) Number of shares of Preferred Stock which must be     (3) Number of shares of Preferred Stock which must be
    paid for in full upon purchase (lesser of lines 1         paid for in full upon purchase (lesser of lines 1
    and 2 above) ________                                     and 2 above) EXAMPLE: 11

(4) Number of other shares to be paid for by capital      (4) Number of other shares to be paid for by capital
    contribution installments (Line 1 minus Line 2, but       contribution installments (Line 1 minus Line 2, but
    not less than 0) ______                                   not less than 0) EXAMPLE: 9

(5) Payment of $100 for each capital contribution         (5) Payment of $100 for each capital contribution
    installment share ($100 x number of shares indicated      installment share ($100 x number of shares indicated
    on Line 4) $_______                                       on Line 4) EXAMPLE: $100 X 9 = $900

(6) Payment in full for shares of Preferred Stock which   (6) Payment in full for shares of Preferred Stock which
    member must pay for in full at time of execution of       member must pay for in full at time of execution of
    Subscription Document A (number of shares indicated       Subscription Document A (number of shares indicated
    on Line 3 x $1,500) $________                             on Line 3 x $1,500) EXAMPLE: 11 X $1,500 = $16,500

(7) Payment Due with Subscription Document A (Total of    (7) Payment Due with Subscription Document A (Total of
    Line 5 plus Line 6) $________                             Line 5 plus Line 6) EXAMPLE: $900 + $16,500 =
                                                              $17,400


                   See Reverse Side for Calculation of Pool 2

                               CALCULATION SHEET
                                     POOL 2


                      INSTRUCTIONS                                                EXAMPLE
To calculate the amount due with respect to the number    This example assumes a member who was entitled to
of shares of Preferred Stock you desire to acquire in     purchase Twenty-Five (25) shares in Pool 1, who was
Pool 2, fill in the following lines on this instruction   entitled to request Fifty (50) shares in Pool 2, but
sheet. (An example of this calculation is shown in the    indicated an interest in purchasing Forty (40) shares in
right column.)                                            Pool 2, which Forty (40) shares become available to the
                                                          shareholder in Pool 2.

(1) Number of shares of Preferred Stock that the member   (1) Number of shares of Preferred Stock that the member
    intends to purchase in Pool 2 (Insert number of           intends to purchase in Pool 2 (Insert number of
    shares from Subscription Document B, line at top          shares from Subscription Document B, line at top
    right bearing an *) _________                             right bearing an *) EXAMPLE: 40

(2) Number of shares representing 42% of shares which     (2) Number of shares representing 42% of shares which
    are available to the shareholder to purchase in Pool      are available to the shareholder to purchase in Pool
    2 rounded up to next whole share, which shares must       2 rounded up to next whole share, which shares must
    be paid for in full within twenty (20) days after         be paid for in full within twenty (20) days after
    American Crystal Sugar Company sends out                  American Crystal Sugar Company sends out
    notification of available shares (Line 1 x .42, if        notification of available shares (Line 1 x .42, if
    available).                                               available). EXAMPLE: 40 X .42 = 17 (AFTER ROUNDING)

(3) Number of other shares to be paid for by capital      (3) Number of other shares to be paid for by capital
    contribution installments (Line 1 minus Line 2, but       contribution installments (Line 1 minus Line 2, but
    not less than 0) ______                                   not less than 0) EXAMPLE: 23

(4) Payment of $100 for each capital contribution         (4) Payment of $100 for each capital contribution
    installment share ($100 x number of shares indicated      installment share ($100 x number of shares indicated
    on Line 3) $_______                                       on Line 3) EXAMPLE: $100 X 23 = $2,300

(5) Payment in full for shares of Preferred Stock for     (5) Payment in full for shares of Preferred Stock for
    which member must pay in full within twenty (20)          which member must pay in full within twenty (20)
    days after American Crystal Sugar Company indicates       days after American Crystal Sugar Company indicates
    that the member is entitled to purchase in Pool 2         that the member is entitled to purchase in Pool 2
    (number of shares indicated on Line 2 x $1,500)           (number of shares indicated on Line 2 x $1,500)
    $________.                                                EXAMPLE: 17 X $1,500 = $25,500

(6) Payment Due for Pool 2 Shares (Total of Line 4 plus   (6) Payment Due for Pool 2 Shares (Total of Line 4 plus
    Line 5) $________                                         Line 5) EXAMPLE: $2,300 + $25,500 = $27,800


PAYMENT FOR THE AMOUNT SPECIFIED ON LINE 6 WILL BECOME DUE ONLY IF THE MEMBER ACQUIRES THE RIGHT TO PURCHASE THAT NUMBER OF SHARES OF PREFERRED STOCK IN POOL 2 IN ACCORDANCE WITH THE OFFERING PROCEDURES DESCRIBED IN THE COMPANY'S OCTOBER, 1997 PROSPECTUS.